FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 15, 2000




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-20147                  52-1710286
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)


  225 East Redwood Street, Baltimore, Maryland                       21202
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A

         (Former name or former address, if changed since last report.)

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                        REALTY PARKING PROPERTIES II L.P.


                                      Index

                                                                                  Page(s)

Item 1   Changes in Control of Registrant                                       Inapplicable

Item 2   Acquisition or Disposition of Assets                                         1

Item 3   Bankruptcy or Receivership                                             Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                          Inapplicable

Item 5   Other Events                                                           Inapplicable

Item 6   Resignations of Registrant's Directors                                 Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                           1
                  Pro Forma Balance Sheet as of March 31, 2000                        2
                  Pro Forma Statement of Operations for the three months
                           ending March 31, 2000                                      3
                  Pro Forma Statement of Operations for the year
                           ending December 31, 1999                                   4
                  Notes to Pro Forma Financial Statements                             5

Item 8   Change in Fiscal Year                                                  Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                    Inapplicable

Signatures                                                                             6
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                        REALTY PARKING PROPERTIES II L.P.



Item 2.  Acquisition or Disposition of Assets

        On May 15, 2000, the Fund sold its 50,000 square-foot parcel of land, located in San Diego, California for $4,328,000. The Fund's investment in the property was $2,226,652.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma Balance Sheet assumes the sale of the San
Diego-B,  California  property  on March  31,  2000.  The  unaudited  pro  forma
Statements of Operations assume the sale of the property on January 1, 2000, and January 1, 1999.

     This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 1999 and its Form 10-Q for the period ended
March 31, 2000.


                                        1

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                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet

                                    Unaudited


                                                                   March 31,
                                                                      2000             Pro Forma                  Pro Forma
                                                                   Historical         Adjustments                  Results
                                                               ------------------  -----------------         ------------------

Assets

  Investment in real estate. net                               $      15,995,275   $     (2,226,652) (1)     $      13,768,623
  Cash and cash equivalents                                              683,673                                       683,673
  Accounts receivable                                                    184,390                                       184,390
  Note receivable                                                        550,000                                       550,000
                                                                 ----------------  -----------------         ------------------

                                                               $      17,413,338   $     (2,226,652)         $      15,186,686
                                                               ==================  =================         ==================


Liabilities and Partners' Capital

    Accounts payable and prepaid rent                          $          65,012   $                         $          65,012
    Due to affiliates                                                     72,649                                        72,649
    Real estate taxes payable                                            147,220                                       147,220
    Note payable                                                       2,086,000                                     2,086,000
                                                                ----------------    ----------------           ----------------
                                                                       2,370,881                  0                  2,370,881
                                                               ------------------   ----------------         ------------------


  Partners' Capital

    General Partner                                                            -            (22,267) (1)               (22,267)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding                                   15,042,357         (2,204,385) (1)            12,837,972
    Subordinated Limited Partner                                             100                                           100
                                                               ------------------  -----------------           ----------------
                                                                      15,042,457         (2,226,652)                12,815,805
                                                               ------------------  -----------------         ------------------

                                                               $      17,413,338   $     (2,226,652)         $      15,186,686
                                                               ==================  =================         ==================


                                        2

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                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations

                                    Unaudited


                                                                   Three Mos.
                                                                    March 31,
                                                                      2000             Pro Forma                  Pro Forma
                                                                   Historical         Adjustments                  Results
                                                               ------------------  -----------------         ------------------

Revenues

  Gain from sale of property                                   $         342,877   $                         $         342,877
  Parking lot rental                                                      44,899            (47,764) (2)                (2,865)
  Interest income                                                                                                            0
                                                               ------------------  -----------------         ------------------
                                                                         387,776            (47,764)                   340,012
                                                               ------------------  -----------------         ------------------

Expenses

  Administrative, including amounts to related party                      28,273                                        28,273
  Professional fees                                                        5,000                                         5,000
  Management fees to related party                                        31,868             (3,656) (2)                28,212
  Interest expense                                                        45,457                                        45,457
  Depreciation                                                            15,535                                        15,535
                                                               ------------------  -----------------         --
                                                                                                               ----------------
                                                                         126,133             (3,656)                   122,477
                                                               ------------------  -----------------         ------------------

Earnings from operations                                                 261,643            (44,108) (3)               217,535

Gain on sale of property, net                                          3,013,752                  -                  3,013,752
                                                               ------------------  -----------------         ------------------

Net earnings                                                   $       3,275,395   $        (44,108)         $       3,231,287
                                                               ==================  =================         ==================


Net earnings per unit of assignee and
  limited partnership interests-basic                          $            2.31   $          (0.03) (4)     $            2.28
                                                               ==================  =================         ==================


Cash distribution per unit of assignee and
  limited partnership interests                                $            4.52   $          (0.03) (4)     $            4.49
                                                               ==================  =================         ==================


                                        3

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                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations

                                    Unaudited


                                                                  Twelve Mos.
                                                                    Dec. 31,
                                                                      1999             Pro Forma                  Pro Forma
                                                                   Historical         Adjustments                  Results
                                                               ------------------  -----------------         ------------------
Revenues

  Parking lot rental                                           $       2,286,332   $       (133,104) (2)     $       2,153,228
  Interest income                                                         58,612                                        58,612
                                                               ------------------  -----------------         ------------------
                                                                       2,344,944           (133,104)                 2,211,840
                                                               ------------------  -----------------         ------------------

Expenses

  Administrative, including amounts to related party                     103,636                                       103,636
  Professional fees                                                       25,281                                        25,281
  Management fees to related party                                       186,273            (14,625) (2)               171,648
  Interest expense                                                       200,311                                       200,311
  Depreciation                                                           160,066                                       160,066
  Amortization                                                             3,003                                         3,003
                                                               ------------------  -----------------         --
                                                                                                               ----------------
                                                                         678,570            (14,625)                   663,945
                                                               ------------------  -----------------         ------------------

Earnings from operations                                               1,666,374           (118,479) (3)             1,547,895

Gain on sale of property, net                                          6,311,322                  -                  6,311,322
                                                               ------------------  -----------------         ------------------

Net earnings                                                   $       7,977,696   $       (118,479)         $       7,859,217
                                                               ==================  =================         ==================


Net earnings per unit of assignee and
  limited partnership interests-basic                          $            5.58   $          (0.08) (4)     $            5.50
                                                               ==================  =================         ==================


Cash distribution per unit of assignee and
  limited partnership interests                                $           10.30   $          (0.08) (4)     $           10.22
                                                               ==================  =================         ==================


                                        4

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                        REALTY PARKING PROPERTIES II L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited

Note 1
        On May 15, 2000, the Fund sold its 50,000 square-foot parcel of land, located in San Diego, California for $4,328,000. The Fund's investment in the property was $2,226,652. Investment in real estate and partners' capital have been adjusted to reflect the sale of the property as of March 31, 2000, and the related distribution of net sale proceeds in accordance with the Partnership Agreement.

Note 2
     Parking lot rental income and management fees have been adjusted to reflect reductions in these items as if the property was sold at the beginning of each period. The capital gain realized on the sale of the property is not included in the pro forma statements of operations.

Note 3
     There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.

Note 4
     Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations for the twelve months ended December 31, 1999, and the three months ended March 31, 2000, are based upon 1,392,800 units outstanding. The cash distributions were derived from net earnings from operations and sale proceeds during the respective periods of operations.

                                        5

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                        REALTY PARKING PROPERTIES II L.P.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REALTY PARKING PROPERTIES II  L.P.




DATE:       5/30/00                   By:    /s/  John M. Prugh
                                        John M. Prugh
                                        President
                                        Realty Parking Company II, Inc.
                                        General Partner





DATE:       5/30/00                   By:    /s/   Timothy M. Gisriel
                                        Timothy M. Gisriel
                                        Treasurer
                                        Realty Parking Company II, Inc.
                                        General Partner



                                        6

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